UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace
Staten Island, New York	10303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES.

On October 18, 2005, K-Sea Transportation Partnership L.P. (“K-Sea”) completed the acquisition, through its wholly owned subsidiary, K-Sea Operating Partnership L.P. (“K-Sea OLP”), of all of the membership interests in Sea Coast Transportation LLC (formerly Sea Coast Towing, Inc.) (“Sea Coast”) from Marine Resources Group, Inc. (“MRG”) pursuant to the terms and conditions of a Membership Interest Purchase Agreement dated August 23, 2005 (the “Purchase Agreement”) among K-Sea, K-Sea OLP, MRG and Saltchuk Resources, Inc.  Also on October 18, 2005, Sea Coast acquired four tank barges from MRG pursuant to the terms of a Vessel Purchase Agreement dated October 18, 2005 among Sea Coast, K-Sea and MRG.

The purchase price for Sea Coast consisted of $71 million in cash and 125,000 common units representing limited partner interests in K-Sea (“Common Units”).  The purchase price for the four tank barges consisted of $6 million in cash.  K-Sea financed the cash portion of the purchase price for Sea Coast and the vessels through additional borrowings under its credit agreement as described below.  The Common Units were issued in a transaction not involving any public offering pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  In connection with the closing of the acquisition, K-Sea entered into a registration rights agreement (the “Registration Rights Agreement”) with Marine Resources Group whereby K-Sea will use its commercially reasonable efforts to (1) file a shelf registration statement with the Securities and Exchange Commission within 60 days after the closing for the resale of the Common Units, and (2) cause such registration statement to be declared effective by the SEC within 180 days after the closing.

Sea Coast is a provider of marine transportation and logistics services to major oil companies, oil traders and refiners along the West Coast of the United States and Alaska.  Sea Coast operates 15 tank barges with approximately 705,000 barrels of capacity and 15 tugboats with horsepower ranging from 500 to 4,300.

This report contains only a summary of certain provisions of the Purchase Agreement and the Registration Rights Agreement.  The summary does not purport to be a complete summary of the Purchase Agreement and the Registration Rights Agreement and is qualified in its entirety by reference to those agreements, which are filed hereto as exhibits 2.1 and 4.1, respectively.

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION.

On October 18, 2005, in connection with K-Sea’s acquisition of Sea Coast and the four tank barges from MRG, K-Sea OLP amended its revolving credit agreement dated March 24, 2005 (the “Credit Agreement”) among K-Sea OLP, as Borrower, the Lenders party thereto, LaSalle Bank National Association, as Syndication Agent, and KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders.  A copy of the Credit Agreement and Amendment No. 1 thereto (“Amendment No. 1” and, together with the Credit Agreement, the “Amended Credit Agreement”) are filed hereto as exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

The Amended Credit Agreement provides for borrowings of up to $120 million.  The Amended Credit Agreement contains a $20 million sublimit for letters of credit and provides that K-Sea may request an increase in the total availability under the Amended Credit Agreement by up to $50 million, up to a maximum of $170 million, so long as no default or event of default has occurred and is continuing.

Obligations under the Amended Credit Agreement are secured by a first priority security interest, subject to permitted liens, on certain of K-Sea’s vessels, including certain vessels purchased in the Sea Coast transaction, which collectively have an orderly liquidation value at least equal to the greater of (a) $62.5 million and (b) 1.25 times the amount of the obligations (including letters of credit) outstanding under the Amended Credit Agreement.   Interest rates on outstanding borrowings and commitment fees are determined quarterly based upon the ratio of Total Funded Debt (as defined in the agreement) to EBITDA (as defined in the agreement) and are determined according to whether the loan is based on the London interbank offered rate (a LIBOR-based loan) or on a rate per annum equal to the greater of (a) the bank’s prime rate, or (b) 0.50% in excess of the federal funds effective rate (a base rate loan). The following table summarizes the rates of interest and commitment fees under the Amended Credit Agreement:

Period		Applicable Margin
When the Total Funded Debt to EBITDA Ratio is greater than or equal to	And less than	Base Rate Margin	LIBOR Margin	Commitment Fee Margin
3.50:1.00		0.250%	2.000%	0.300%
3.00:1.00	3.50:1.00	0.000%	1.750%	0.200%
2.50:1.00	3.00:1.00	0.000%	1.500%	0.200%
2.00:1.00	2.50:1.00	0.000%	1.250%	0.150%
	2.00:1.00	0.000%	1.000%	0.150%

Interest on a base rate loan is payable monthly over the five-year term of the agreement. Interest on a LIBOR-based loan is due, at our election, one, two, three or six months after such loan is made. Outstanding principal amounts are due upon termination.

Loan proceeds under the Amended Credit Agreement may be used for any purpose in the ordinary course of business, including vessel acquisitions, ongoing working capital needs and distributions. Amounts borrowed and repaid may be re-borrowed. Borrowings made for working capital purposes must be reduced to zero for a period of at least 15 consecutive days once each year.

The Amended Credit Agreement contains covenants that include, among others:

•                  the maintenance of the following financial ratios (all as defined in the new agreement):

•                  fixed charges to EBITDA of at least 2.25 to 1.00,

•                  total funded debt to tangible capitalization of no greater than 0.60 to 1.00, and

•                  total funded debt to EBITDA of (1) 3.75 to 1.00 for the period March 24, 2004 to October 18, 2005, (2) 4.00 to 1.00 for the period October 18, 2005 to December 31, 2006 and (3) 3.75 to 1.00 for the period January 1, 2007 and thereafter;

•                  restrictions on creating liens on or disposing of the vessels securing the Amended Credit Agreement, subject to permitted exceptions;

•                  restrictions on merging and selling assets outside the ordinary course of business;

•                  prohibitions on making distributions to limited or general partners of ours during the continuance of an event of default; and

•                  restrictions on transactions with affiliates and materially changing our business.

The Amended Credit Agreement contains customary events of default. If a default occurs and is continuing, we must repay all amounts outstanding under the Amended Credit Agreement.

On October 18, 2005, K-Sea OLP borrowed $77.2 million under the Amended Credit Agreement in order to finance the acquisition of Sea Coast, the acquisition by Sea Coast of four additional vessels from MRG, and to pay fees and expenses related to amending the Amended Credit Agreement.  As of October 18, 2005 after giving effect to the foregoing, K-Sea OLP had $93.2 million of borrowings and $6.5 million of standby letters of credit outstanding under the Amended Credit Agreement.  The borrowings initially bear interest at a rate of 5.625% (based on a two week LIBOR rate).  The Amended Credit Agreement matures on October 18, 2010.

KeyBank National Association and its affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial or commercial services for K-Sea and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

This report contains only a summary of certain provisions of the Credit Agreement and Amendment No. 1 thereto.  The summary does not purport to be a complete summary of the Credit Agreement and Amendment No. 1 thereto and is qualified in its entirety by reference to those agreements, which are filed hereto as exhibits 10.1 and 10.2, respectively.

ITEM 2.04             TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On October 18, 2005, K-Sea and K-Sea OLP issued a notice of redemption (the “Redemption Notice”) with respect to all of their outstanding bonds (the “Title XI bonds”) issued under the Trust Indenture, dated as of June 7, 2002, as amended by Supplemental Indenture No. 1 dated as of January 14, 2004, among K-Sea, K-Sea OLP and JPMorgan Chase Bank, as trustee (the trust indenture, as amended, the “Title XI Indenture”).  The Title XI bonds were issued to finance the construction of four tank vessels (all of which have been delivered) and were guaranteed by the United States acting through the Maritime Administration of the U.S. Department of Transportation pursuant to Title XI of the Merchant Marine Act of 1936.

In the Redemption Notice, K-Sea and K-Sea OLP indicated that they were exercising their right to redeem all of the Title XI bonds at a redemption price (the “Redemption Price”) equal to one hundred percent (100%) of the then outstanding principal amount of the Title XI bonds, together with accrued interest, plus a make whole premium.  As of October 18, 2005, there was $36.8 million aggregate principal amount of Title XI bonds outstanding with a weighted average interest rate of 6.2%.  The make whole premium is an amount determined by J.P. Morgan Securities Inc. two business days prior to the date fixed for redemption and is equal to the excess, if any, of:

•                                          the sum of the respective Present Values (as defined below) of the amount of such redemption over

•                                          100% of the aggregate principal amount being redeemed on such date;

provided that, the make whole premium shall in no event be less than zero.

The “Present Value” is determined by discounting on a semi-annual basis each Prospective Payment (as defined below) at (1) the Treasury Rate (as defined below) plus (2) one quarter percent (0.25%) for the period from the date on which such Prospective Payment was scheduled to be paid to the applicable date of redemption.  “Prospective Payment” means, with respect to any redemption: (1) each scheduled interest payment on the scheduled principal amount being redeemed, excluding any portion of such interest payment accrued as of the date of redemption plus (2) the scheduled principal amount being redeemed.  “Treasury Rate” means the rate per annum (expressed as a semi-annual equivalent) determined by J.P. Morgan Securities Inc. to be the per annum rate equal to the semi-annual yields to maturity of the issue of actively traded United States Treasury securities having a maturity equal to the Weighted Average Life to Final Maturity (as defined below); provided, however, that if such Weighted Average Life to Final Maturity is not equal to the maturity of an actively traded United States Treasury security (rounded to the nearest one-twelfth of a year), such yield shall be obtained by linear interpolation from the yields of actively traded United States Treasury securities having the greater maturity closest to and the lesser maturity closest to such Weighted Average Life to Final Maturity.  The yields shall be determined by reference to the yields as indicated by Telerate Access Service (page 500 or the relevant page at the date of determination indicating such yields) or, if such data cease to be available, any publicly available sources of similar market data selected by J.P.

Morgan Securities Inc. as of the applicable time of determination.  “Weighted Average Life to Final Maturity” means the number of years (rounded up to the nearest one-twelfth of a year) obtained by dividing: (i) the then-Remaining Dollar Years (as defined below) by (ii) the total amount of the then remaining aggregate unpaid principal amount of the Title XI bonds being redeemed without giving effect to such redemption.  “Remaining Dollar Years” means the sum of the products obtained by multiplying: (i) the amount of each remaining scheduled payment of principal of the Title XI bonds being redeemed without giving effect to such redemption by (ii) the number of years (rounded to the nearest one-twelfth of a year) which will elapse between the date of redemption and the applicable mandatory redemption date for the principal amount being redeemed.

The redemption of the Title XI bonds will occur on November 29, 2005.  K-Sea estimates that the make whole premium will be approximately $3.9 million.

K-Sea expects to fund the redemption of the Title XI bonds by increasing its availability under the Amended Credit Agreement to up to $170 million (as described above) and drawing down approximately an additional $38 million thereunder.

This report contains only a summary of certain provisions of the Trust Indenture and Supplemental Indenture No. 1 thereto.  The summary does not purport to be a complete summary of the Trust Indenture and Supplemental Indenture No. 1 thereto and is qualified in its entirety by reference to those agreements, which are filed hereto as exhibits 4.2 and 4.3, respectively.

This report contains forward looking statements, which include any statements that are not historical facts, such as K-Sea’s expectations regarding the redemption of the Title XI bonds, the anticipated make whole premium related thereto and the expected source of funding for the redemption.  These statements involve risks and uncertainties, including, but not limited to, the factors described under “Risk Factors” in K-Sea’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and in K-Sea’s other filings with the Securities and Exchange Commission.  If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.  K-Sea disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

ITEM 7.01                                       REGULATION FD DISCLOSURE.

Sea Coast Acquisition

On October 18, 2005, K-Sea issued a press release announcing that it had completed the acquisition of Sea Coast.  A copy of the press release is attached to this report as Exhibit 99.3 and is incorporated herein by reference.

Acquisition of Integrated Tug- Barge Unit

On October 21, 2005, K-Sea acquired an 80,000 barrel integrated tug- barge unit for approximately $13 million.  K-Sea borrowed the funds for the acquisition under its Amended Credit Agreement.

Postponement of Notes Offering

On October 24, 2005, K-Sea announced that, due to bond market conditions, it has postponed its previously announced private placement of $150 million of senior unsecured notes due 2012.  A copy of the press release is attached to this report as Exhibit 99.4 and is incorporated herein by reference.

The information being furnished pursuant to Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(a)                               Financial statements of Businesses Acquired

The audited financial statements of Sea Coast at December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and the unaudited interim financial statements of Sea Coast at June 30, 2005 and for the six months ended June 30, 2005 and 2004 are filed as Exhibit 99.1 to this report and incorporated herein by this reference.

(b)                               Pro Forma Financial Information

The pro forma financial information with respect to the Sea Coast acquisition is filed as Exhibit 99.2 to this report and incorporated herein by this reference.

(c)                                Exhibits

The following exhibits are filed herewith:

2.1           Membership Interest Purchase Agreement dated August 23, 2005 by and among K-Sea Operating Partnership L.P., a Delaware limited partnership, K-Sea Transportation Partners L.P., a Delaware limited partnership, Marine Resources Group, Inc., a Washington corporation, and Saltchuk Resources, Inc., a Washington corporation. (incorporated by reference to Exhibit 10.1 to K-Sea’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

4.1           Registration Rights Agreement dated as of October 18, 2005 by and between K-Sea Transportation Partnership L.P. and Marine Resources Group, Inc.

4.2           Trust Indenture relating to United States Government Guaranteed Ship Financing Obligations among K-Sea Transportation LLC, EW Holding Corp. and JPMorgan Chase Bank dated as of June 7, 2002 (incorporated by reference to Exhibit 4.1.1 to the Partnership’s Registration Statement on Form S-1 (Registration No. 107084), as amended).

4.3           Supplemental Indenture No. 1, dated as of January 14, 2004, to the Trust Indenture relating to United States Government Guaranteed Ship Financing Obligations among JPMorgan Chase Bank, EW Holding Corp., K-Sea Transition 4 Corp., K-Sea LP4, L.P., K-Sea Transportation LLC, K-Sea LP1, L.P., K-Sea LP2, L.P., K-Sea Transportation Partners L.P. and K-Sea Operating Partnership L.P. (incorporated by reference to Exhibit 4.1.2 to the Partnership’s Quarterly Report on Form 10-Q for the period ended December 31, 2003).

10.1         Loan and Security Agreement dated as of March 24, 2005 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, LaSalle Bank National Association, as Syndication Agent, and KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders (incorporated by reference to Exhibit 10.1 to K-Sea’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2005).

10.2         Amendment No. 1 dated October 18, 2005 to Loan and Security Agreement dated March 24, 2005 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, LaSalle Bank National Association, as Syndication Agent, and KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders.

99.1         The audited consolidated financial statements of Sea Coast for the years ended December 31, 2004, 2003 and 2002 and the unaudited interim consolidated financial statements of Sea Coast for the six months ended June 30, 2005 and 2004 (incorporated by reference to Exhibit 99.1 to K-Sea’s Current Report on Form 8-K filed October 7, 2005).

99.2         Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2005 (incorporated by reference to Exhibit 99.2 to K-Sea’s Current Report on Form 8-K filed October 7, 2005).

The following exhibit is furnished pursuant to Item 7.01 of this report:

99.3         Press release issued October 18, 2005 regarding acquisition of Sea Coast Towing, Inc.

99.4         Press release issued October 24, 2005 regarding postponement of notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: October 24, 2005		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1

Membership Interest Purchase Agreement dated August 23, 2005 by and among K-Sea Operating Partnership L.P., a Delaware limited partnership, the Registrant, Marine Resources Group, Inc., a Washington corporation, and Saltchuk Resources, Inc., a Washington corporation. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

4.1	Registration Rights Agreement dated as of October 18, 2005 by and between the Registrant and Marine Resources Group, Inc.

4.2

Trust Indenture relating to United States Government Guaranteed Ship Financing Obligations among K-Sea Transportation LLC, EW Holding Corp. and JPMorgan Chase Bank dated as of June 7, 2002 (incorporated by reference to Exhibit 4.1.1 to the Registrant’s Registration Statement on Form S-1 (Registration No. 107084), as amended).

4.3

Supplemental Indenture No. 1, dated as of January 14, 2004, to the Trust Indenture relating to United States Government Guaranteed Ship Financing Obligations among JPMorgan Chase Bank, EW Holding Corp., K-Sea Transition 4 Corp., K-Sea LP4, L.P., K-Sea Transportation LLC, K-Sea LP1, L.P., K-Sea LP2, L.P., the Registrant, and K-Sea Operating Partnership L.P. (incorporated by reference to Exhibit 4.1.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended December 31, 2003).

10.1

Loan and Security Agreement dated as of March 24, 2005 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, LaSalle Bank National Association, as Syndication Agent, and KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2005).

10.2

Amendment No. 1 dated October 18, 2005 to Loan and Security Agreement dated March 24, 2005 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, LaSalle Bank National Association, as Syndication Agent, and KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders.

99.1

The audited consolidated financial statements of Sea Coast for the years ended December 31, 2004, 2003 and 2002 and the unaudited interim consolidated financial statements of Sea Coast for the six months ended June 30, 2005 and 2004

(incorporated by reference to Exhibit 99.1 to K-Sea’s Current Report on Form 8-K filed October 7, 2005).

99.2

Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2005 (incorporated by reference to Exhibit 99.2 to K-Sea’s Current Report on Form 8-K filed October 7, 2005).

99.3	Press release issued October 18, 2005 regarding acquisition of Sea Coast Towing, Inc.

99.4	Press release issued October 24, 2005 regarding postponement of notes offering.